CLAYMORE EXCHANGE-TRADED FUND TRUST 2


         Claymore/Robeco Developed International Equity ETF (the "Fund")



Effective March 31, 2009, the name of the Fund will change to Claymore/BNY Mellon EW Euro-Pacific LDRs ETF. At that time, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Robeco Developed International Equity Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Euro-Pacific Select ADR Index (the "BNY Mellon Euro-Pacific Index"). So long as and to the extent it is required by applicable law, the Fund will not change its new policy to seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Euro-Pacific Select ADR Index, unless it provides shareholders with at least 60 days' written notice of such change.

Additionally, the Fund's Board of Trustees approved changes to the Fund's investment policies, which will also take effect on March 31, 2009, such that the Fund will normally invest at least 80% of its total assets in American depositary receipts ("ADRs"), global depositary receipt ("GDRs"), New York Shares and Global Registered Shares that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund will also normally invest at least 80% of its total assets in securities of issuers from Europe and Asia-Pacific countries. The Bank of New York Mellon Euro-Pacific Select ADR Index is comprised of ADRs, GDRs, New York Shares and Global Registered Shares traded on the New York Stock Exchange, Nasdaq Stock Market and the NYSE Alternext US Exchange. Index constituents are selected, based on liquidity, from a universe of all U.S.-listed ADRs, GDRs, New York Shares and Global Registered Shares of developed countries in Europe and Asia-Pacific, as determined by The Bank of New York Mellon, the Fund's index provider ("BNY Mellon" or the "Index Provider"). BNY Mellon generally follows the World Bank's classification as low-income, middle-income, or high-income in determining which markets qualify as developed markets. Developed markets are those markets classified as high-income, with some high income countries excluded due to the nature of their stock market. As of December 31, 2008, the Euro-Pacific Index consisted of 121 securities which range in capitalization from $482 million to $163 billion, which includes small-, mid-, and large-capitalization stocks as defined by the Index Provider.

Finally, the Fund's Board of Trustees has approved a revised Advisory Agreement for the Fund to reduce the fee payable by the Fund as follows: The Fund will pay the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.35% of the Fund's average daily net assets. Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Investment Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Investment Adviser for providing services for the Fund.

                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

February 6, 2009